Exhibit 10.38

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FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

          THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of August 3, 2004, by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO FOOTHILL, INC., a California corporation, formerly known as Foothill Capital Corporation, as administrative agent for the Lenders (“Agent”), and, on the other hand, GXS HOLDINGS, INC., a Delaware corporation (“Parent”), and GXS CORPORATION, a Delaware corporation (“Borrower”), with reference to the following facts:

          WHEREAS, Borrower, Parent, the Lenders, and Agent are party to that certain Loan and Security Agreement, dated as of March 21, 2003 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, including hereby, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations to Borrower;

          WHEREAS, Borrower has requested certain amendments to the Loan Agreement;

          WHEREAS, the Lender Group has agreed, subject to and in accordance with the terms and conditions set forth herein, to amend the Loan Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein, the parties hereby agree as follows:

     SECTION 1. RELATION TO THE LOAN AGREEMENT; DEFINITIONS.

          1.1 Relation to Loan Agreement. This Amendment constitutes an integral part of the Loan Agreement and shall be deemed to be a Loan Document for all purposes. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

          1.2 Capitalized Terms. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Loan Agreement.

     SECTION 2. AMENDMENTS TO LOAN AGREEMENT.

          2.1 Amendments to Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by:

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     (a) Amending the following definition to read in its entirety as follows:

          “Permitted [* * *]1 Indebtedness” means (a) Indebtedness in an aggregate principal amount not in excess of [* * *]2; provided that (i) such Indebtedness is subordinated to the Obligations; (ii) such Indebtedness shall not be secured except that not more than [* * *]3 of such Indebtedness may be secured by a third priority Lien on the Collateral; (iii) the Borrower shall apply the proceeds of such Indebtedness to finance (x) [* * *]4 and (y) working capital of Borrower and its Subsidiaries, (iv) such Indebtedness has a maturity date at least 6 months later than the Maturity Date and (v) such Indebtedness has covenants substantially no less favorable to Borrower than the Senior Notes unless otherwise agreed by Agent and (b) any Permitted Refinancing Indebtedness of such Indebtedness.”

     (b) Amending clause (v) of the definition of “Permitted Liens” to read in its entirety as follows:

          ”(v) third priority Liens securing no more than [* * *]5 of the Permitted [* * *]6 Indebtedness so long as the holders of such Liens execute and deliver to Agent an intercreditor agreement in form and substance satisfactory to Agent; provided that Agent agrees that an intercreditor agreement on substantially the same terms as the Intercreditor Agreement shall be deemed satisfactory to it.”

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     4 CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

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     6 CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

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     SECTION 3. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS.

          3.1 Representations.

               Parent and Borrower each hereby represents and warrants to Agent and Lenders that:

               (a) It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

               (b) This Amendment has been duly executed and delivered by Parent and Borrower. This Amendment and each Loan Document to which Parent or Borrower is party are the legal, valid and binding obligation of Parent or Borrower (as applicable), enforceable against such Person in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

               (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower, any Guarantor or any member of the Lender Group;

               (d) No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

               (e) The representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

     SECTION 4. MISCELLANEOUS.

          4.1 Conditions to Effectiveness. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

               (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as

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though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               (b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by each Guarantor;

               (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

               (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, any Guarantor, or the Lender Group.

          4.2 Entire Amendment; Effect of Amendment. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

          4.3 Counterparts; Telefacsimile. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          4.4 Fees, Costs and Expenses. Borrower agrees to pay on demand all reasonable fees, costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out- of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to their rights and responsibilities hereunder and thereunder.

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          4.5 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

          4.6 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          4.7 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

GXS CORPORATION,
a Delaware corporation

By:	/s/ Gary Greenfield

Title:	Chief Executive Officer

GXS HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Gary Greenfield
Name:	Gary Greefield
Title:	Chief Executive Officer

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WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

By:	/s/ Michael Ackad
Name: Michael Ackad Title: VP

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CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, as a Lender

By:

Title:

By:

Title:

[signature page continues]

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ABLECO FINANCE LLC, a Delaware limited liability company, on behalf of itself and its Affiliate assigns, as Lenders

By:	/s/ Kevin Genda
Title:	SVP, Chief Credit Officer

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GOLDENTREE LOAN OPPORTUNITIES I, LIMITED, as a Lender

By: GoldenTree Asset Management, LP, its general partner

By:

Name:
Title:

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GOLDENTREE HIGH YIELD OPPORTUNITIES I, L.P., as a Lender

By:	GoldenTree Asset Management, LP, its general partner

By:

Name: Title:

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1888 FUND LTD., as a Lender

By: Guggenheim Investment Management, LLC, as its Collateral Manager

By:

Name:
Title:

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MAGMA CDO LTD.,
as a Lender

By: ____________________________
Name:
Title:

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CANPARTNERS INVESTMENTS IV, LLC, A California Limited Liability Company, as a Lender

By:	/s/ Mitchell R. Jalis
Name:	Mitchell R. Jalis
Title:	Managing Director